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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  MAY 2, 2000
                Date of Report (Date of earliest event reported)

                               LENNAR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

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
        DELAWARE                  1-11749                  59-1281887
(State of Incorporation)  (Commission File Number)       (IRS Employer
                                                      Identification No.)

                           700 NORTHWEST 107TH AVENUE
                              MIAMI, FLORIDA 33172
        (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (305) 559-4000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     The purpose of this current report on Form 8-K/A is to make publicly available pro forma financial information for the year ended November 30, 1999 (December 31, 1999 as to U.S. Home Corporation) and for the three months ended February 29, 2000 (March 31, 2000 as to U.S. Home Corporation), reflecting on a pro forma basis the merger of U.S. Home Corporation into a wholly-owned subsidiary of Lennar Corporation. The information is presented as though the merger of U.S. Home Corporation and Lennar's subsidiary had taken place on December 1, 1998, except that operating results of U.S. Home Corporation are included as though it had merged with Lennar's subsidiary on January 1, 1999.

ITEM 5.  OTHER EVENTS.

     In May 2000, Lennar sold $325 million principal amount at maturity of its 9.95% Senior Notes due 2010. Lennar's obligations to pay principal, premium, if any, and interest under the Notes are guaranteed on a joint and several basis by substantially all of its subsidiaries, other than subsidiaries engaged in mortgage and title reinsurance activities. Lennar has determined that separate, full financial statements of the guarantors would not be material to investors and, accordingly, supplemental financial information for the guarantors is included as an exhibit to this current report. Consolidating statements of cash flows are not presented because cash flows for the non-guarantor subsidiaries were not significant for any of the periods presented.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (B)  Pro Forma Financial Information.

  Incorporated by reference to Lennar's Registration Statement, Commission File No. 333-32860.

  (C) Exhibits.

      Pro Forma Financial Statements

      (a) Pro Forma Combined Condensed Statements of Earnings for the three months ended February 29,/March 31, 2000 and for the year ended November 30,/December 31, 1999.

      (b) Pro Forma Combined Condensed Balance Sheets at February 29,/March 31, 2000 and November 30,/December 31, 1999.

      Supplemental Guarantor Financial Information

      (a) Consolidating Condensed Statements of Earnings for Historical Lennar Corporation and the Historical Lennar Corporation Subsidiary Guarantors for the three months ended February 29, 2000 and for the years ended November 30, 1999, 1998 and 1997.

      (b) Consolidating Condensed Balance Sheets for Historical Lennar Corporation and the Historical Lennar Corporation Subsidiary Guarantors at February 29, 2000 and November 30, 1999 and 1998.

      (c) Pro Forma Consolidating Condensed Statements of Earnings for Historical Lennar Corporation and the Historical Lennar Corporation Subsidiary Guarantors and Historical U.S. Home Corporation and the Historical U.S. Home Corporation Subsidiary Guarantors for the three months ended February 29,/March 31, 2000 and for the year ended November 30,/December 31, 1999.

      (d) Pro Forma Consolidating Condensed Balance Sheets for Historical Lennar Corporation and the Historical Lennar Corporation Subsidiary Guarantors and Historical U.S. Home Corporation and the Historical U.S. Home Subsidiary Guarantors at February 29,/March 31, 2000 and November 30,/December 31, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LENNAR CORPORATION

                                         By: /s/ BRUCE GROSS
                                           -------------------------------------
                                             Name: Bruce Gross
                                           Title:  Vice President and Chief
                                             Financial Officer

Date:  June 30, 2000

                                 EXHIBIT INDEX

EXHIBIT NO.   EXHIBIT
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
99.1          Pro Forma Financial Statements
              (a) Pro Forma Combined Condensed Statements of Earnings for
                   the three months ended February 29,/March 31, 2000 and
                  for the year ended November 30,/December 31, 1999.
              (b) Pro Forma Combined Condensed Balance Sheets at February
                   29,/March 31, 2000 and November 30,/December 31, 1999.

99.2          Supplemental Guarantor Financial Information
              (a) Consolidating Condensed Statements of Earnings for
                   Historical Lennar Corporation and the Historical Lennar
                  Corporation Subsidiary Guarantors for the three months ended February 29, 2000 and for the years ended November
                  30, 1999, 1998 and 1997.
              (b) Consolidating Condensed Balance Sheets for Historical
                   Lennar Corporation and the Historical Lennar
                  Corporation Subsidiary Guarantors at February 29, 2000 and November 30, 1999 and 1998.
              (c) Pro Forma Consolidating Condensed Statements of Earnings
                   for Historical Lennar Corporation and the Historical
                  Lennar Corporation Subsidiary Guarantors and Historical
                  U.S. Home Corporation and the Historical U.S. Home
                  Corporation Subsidiary Guarantors for the three months ended February 29,/March 31, 2000 and for the year ended
                  November 30,/December 31, 1999.
              (d) Pro Forma Consolidating Condensed Balance Sheets for
                   Historical Lennar Corporation and the Historical Lennar
                  Corporation Subsidiary Guarantors and Historical U.S.
                  Home Corporation and the Historical U.S. Home Subsidiary
                  Guarantors at February 29,/March 31, 2000 and November
                  30,/December 31, 1999.

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